AGREEMENT

COMES NOW, Casino Journal Publishing Group, Inc.
(ACJ), Poker Digest, LLC (APD), their principals, board members and key employees, Kim Woinski, Alan
Woinski, Glen Fine, Adam Fine, Lisa Robertson,
Barbara Chan, Phil Fields and June Fields
(collectively, "Woinski, et al., and together with CJ and PD, ACJ/PD/Woinski, et al.) and enter into this Agreement with Shulman Media, LLC (AShulman).

RECITALS:

Each of the parties represents the following recitals are true:

CJ is a publicly-traded company;

Woinski, et al. are the individuals who between them own a majority interest in CJ;

CJ, owns PD and PD is the owner of Poker Digest magazine and all of its related assets (except for PD's videos and retail assets), including its subscription lists (the "Magazine Assets"). A copy of PD's subscription lists are attached as Exhibit
"A";

PD has determined to sell the Magazine Assets to Shulman and CJ/PD/Woinski, et al. have determined to deliver certain noncompete and cooperation covenants to Shulman, all of whom, including the Fields, agree to receipt of consideration (either directly or indirectly) hereunder as described in accordance with the terms of this Agreement;

Shulman agrees to purchase the Magazine Assets from PD, but will not assume any liabilities of PD other than to fill remaining subscriptions of PD and further demands a non-compete from CJ/PD/Woinski, et al., all for the consideration described in and in accordance with the terms of this Agreement;

IT IS AGREED that:

A.	Shulman shall pay Four Hundred Thousand
Dollars ($400,000) to CJ in consideration of CJ's delivery of the covenant not to compete, CJ's delivery of the covenant to cooperate and refer business to Shulman and the agreement of the members of CJ's Board of Directors and the undersigned not to compete with Shulman, all as described in this Agreement.

B.	Shulman shall pay Four Hundred Thousand
Dollars ($400,000) to PD in consideration of PD's sale of the Magazine Assets to Shulman, PD's delivery of the covenant not to compete, PD's delivery of the covenant to cooperate and refer business to Shulman and the agreement of PD's members not compete with Shulman, all as described in this Agreement.

C.	Shulman shall send its poker magazine, Card
Player, in the place and stead of Poker Digest magazine to fulfill all remaining subscriptions of PD disclosed on Exhibit AA@ hereto for the duration of time disclosed on Exhibit AA@.

D.	CJ/PD/Woinski, et al. shall turn over their
entire subscription list for Poker Digest magazine and all records, invoices contracts and documents relating to the same, including all mailing and e-mail lists, and shall further agree that all new inquiries about subscriptions shall be directed to Shulman at (702) 870-1720.

E.	CJ/PD/Woinski, et al. shall also turn over a
list of all of PD's advertisers, all of the contracts and other documentation relating to those advertisers and shall inform said advertisers that they will no longer be producing the Poker Digest magazine or any other poker related magazine, but that Shulman Media, whose phone number is (702)
870-1720, has a Card Player magazine in which the advertisers could advertise. The obligation in this paragraph shall require CJ/PD to provide the name, address, contracts and other related documentation for all advertisers who have advertised in Poker Digest magazine for the last two years. Notwithstanding anything above, nothing shall prevent CJ from soliciting any of these advertisers to put advertisements in any of CJ=s publications.

F.	CJ/PD/Woinski, et al. agree to shut down all
of PD's poker-related magazine operations effective
July 1, 2002.   This does not include Poker Cruises
which are not considered poker related magazine operations.

G.	CJ/PD/Woinski, et al. shall agree (for the
substantial consideration and other terms of this Agreement, including without limitation the
Purchase Price) that for a period of five (5) years following the closing date (the "Restricted
Period"), not to compete in any manner, directly or indirectly, including, but not limited to, soliciting direct poker related advertisements, owning, operating, managing, consulting with or engaging in any business involving the sale of magazines or web site, etc. containing poker related articles, save and except that CJ may include up to 12 pages of poker articles per year in its Casino Player magazine. This covenant not to compete shall not include, and CJ/PD/Woinski, et al. shall be entitled to engage in any business and publish articles relating to, video poker. This covenant not to compete shall be limited to Clark
County and Washoe County, Nevada, and Orange
County, Los Angeles County and San Diego County,
California(collectively, such counties are referred to as the "Restricted Area"). It is understood that the non-compete is an essential portion of this Agreement and that a very large portion of the price being paid by Shulman is for this non-compete. Each of the individuals agrees that they have consulted with an attorney before signing this Agreement and that they have determined that the duration and geographic limitations are reasonable in light of the large monies paid. However, if any court rules that a portion of this non-compete is unenforceable, if for example the geographic location or duration is not deemed reasonable, the non-compete will still be enforced to whatever degree the Court deems reasonable taking into account the substantial consideration paid.

H.	CJ/PD/Woinski, et al. agree not to pass out
any magazines including magazines currently being published or published in the future by any of these entities or individuals in any poker room in Clark County, Orange County, Los Angeles County,
San Diego County or Washoe County. Notwithstanding the foregoing, CJ/PD/Woinski, et al. will not be in breach if a hotel or casino, without prompting from CJ/PD/Woinski, et al., places CJ magazines in poker rooms.

I.	CJ/PD shall be responsible for all of their
debts and obligations and Shulman shall not be responsible for any such debts or obligations, notwithstanding its purchase of the Magazine Assets and the non-competes, save and except for fulfilling the remaining subscriptions by mailing
Card Player magazine for the remaining durations of the subscriptions set forth in Exhibit AA@. If for any reason any customers are unhappy with this arrangement and demand refunds, said refunds shall be paid by CJ/PD who shall indemnify Shulman from this obligation or any other obligation which was incurred by CJ and PD; provided, however, that CJ/PD shall not be required to indemnify Shulman from, and Shulman shall be responsible to pay, all refunds occasioned by Shulman's failure to comply with its obligations under the terms of this Agreement. The obligations of CJ, PD and Shulman hereunder shall be in addition to any other remedies provided elsewhere in this Agreement. It is agreed that CJ and PD shall be responsible for notifying all employees and for all CJ/PD employee related obligations or matters and agrees to indemnify Shulman for the same.

J.	In the event there is a breach of the non-
compete agreement by any of the parties to this Agreement, each of the parties agrees to an immediate injunction to prevent any further breaches and further agrees that they shall be liable for significant punitive damages (not less than $10,000 per breach) in addition to any actual damages.

K.	It is agreed that the purpose of this
Agreement is for Shulman to pick up PD=s customer base and for Shulman to no longer have to compete with PD or any of its principals in the poker-related publication business. Each of the parties to this Agreement understands this concept and agrees that there is an implied covenant of good faith and fair dealing contained in this Agreement in support of this concept. For example, none of the individuals can form an entity and have the entity compete with Shulman in violation of the covenants contained in this Agreement and claim that the non-compete is unenforceable because it was the entity instead of the individual competing.


L.	CJ/PD/Woinski, et al. warrant and agree that
the subscription list attached hereto is accurate and that they have no intent to compete or work on any poker related magazine or web site in violation of the covenants contained in this Agreement.

M.	This Agreement shall be governed by and
construed in accordance with the laws of the State of Nevada without resort to conflict of law principles. Any action or proceeding that is filed with respect to this Agreement shall be filed in a state or federal court in Clark County, Nevada, which court shall have the sole and exclusive jurisdiction over such matter. Further, each of the parties to this Agreement consents to the personal jurisdiction of Nevada.

N.	In the event it is necessary for any party to
enforce the terms of this Agreement, the prevailing party shall be entitled to their reasonable costs and attorney=s fees.

O.	This Agreement may be executed in several
counterparts, including facsimile counterparts, each signature page of which shall be deemed to be an original copy, all of which together, when attached to the body hereof, shall constitute one
Agreement, binding upon all parties hereto, notwithstanding that all the parties shall not have signed the same counterparts.



P.	Each party to this Agreement agrees that the
provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. Each agrees that the terms of this Agreement were negotiated at arm=s length by the parties hereto and each party has read and reviewed the provisions of this Agreement and has had, or has had the opportunity, to have separate counsel read and review this Agreement.

Q.	It is further agreed that any and all non-
competes signed by Phil Fields and June Fields with PD or CJ shall be added to the non-competes the Fields are giving in this Agreement and shall inure to the benefit of Shulman.

R.	It is agreed by everyone signing this
Agreement that they shall maintain the propriety and confidentiality of the operations of CJ and PD save and except for the disclosures of PD-related information to Shulman as required by this Agreement. Further, that all the parties to this Agreement shall cooperate with Shulman and Shulman=s attempt to gain all the subscribers of Poker Digest magazine and agree to steer any person or entity looking to purchase a poker related magazine to Shulman, provided that none of the parties shall be obligated to incur any costs, hard or soft, in complying with such obligations.

S.	None of the other magazines of CJ/PD/Woinski,
et al. shall have any poker related articles, save and except that CJ can have up to 12 pages per year related to poker. Also, only one direct poker advertisement (per magazine) may be included in CJ/PD/Woinski, et al.'s other magazines. In the event that this is breached, CJ and PD agree to pay
$10,000 for each violation. Ads for Poker Cruises are not considered direct poker advertisements.

CASINO JOURNAL PUBLISHING 			POKER DIGEST, LLC
 GROUP, INC.


By: Glenn Fine                            By:  Glenn Fine
Its (title):   Chairman/CEO               Its (title):   Managing Member
Dated: June 20, 2002                      Dated:  June 20, 2002

/s/Kim Woinski                            /s/Alan Woinski
----------------------------              -----------------------
KIM WOINSKI                               ALAN WOINSKI
Dated: June 22, 2002                      Dated:  June 22, 2002

/s/Glen Fine                              /s/Adam Fine
----------------------------              -----------------------
GLEN FINE                                 ADAM FINE
Dated: June 20, 2002                      Dated:  June 20, 2002

/s/Lisa Robertson                         /s/Barbara Chan
----------------------------              -----------------------
LISA ROBERTSON                            BARBARA CHAN
Dated:  June 21, 2002                     Dated:  June 21, 2002

/s/Phil Fields                            /s/June Fields
---------------------------               -----------------------
PHIL FIELDS, for his non-compete          JUNE FIELDS, for her non-compete
Dated:  June 20, 2002                     Dated:  June 20, 2002

SHULMAN MEDIA, LLC

By: /s/Barry Shulman
    -----------------------
BARRY SHULMAN
Dated: June 24, 2002

                  NOTARY ACKNOWLEDGEMENTS

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 20, 2002, by Glenn Fine as Chairman/CEO of
CASINO JOURNAL PUBLISHING GROUP, INC.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 20, 2002, by Glenn Fine as CEO Managing Member of POKER DIGEST, LLC.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03

STATE OF NEW JERSEY
COUNTY OF BERGEN

	This instrument was acknowledged before me on June 22, 2002, by Kim Woinski.

David Hascup
-----------------------------
Notary Public
   My appointment expires: 11-4-06

STATE OF NEW JERSEY
COUNTY OF BERGEN

	This instrument was acknowledged before me on June 22, 2002, by Alan Woinski.

David Hascup
-----------------------------
Notary Public
   My appointment expires: 11-4-06

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 18, 2002, by Glenn Fine.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 18, 2002, by Adam Fine.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 18, 2002, by Lisa Robertson.

Gloria J. Schellhas
-----------------------------
Notary Public
   My appointment expires: 10-25-2003



STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 21, 2002, by Barbara Chan.

Gloria J. Schellhas
-----------------------------
Notary Public
   My appointment expires: 10-25-2003

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 20, 2002, by Phil Field.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03

STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 20, 2002, by June Field.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03


STATE OF NEVADA
COUNTY OF CLARK

	This instrument was acknowledged before me on June 20, 2002, by Jeff Shulman of Shulman Media,
LLC.

Deanna Clifford
-----------------------------
Notary Public
   My appointment expires: 5-18-03



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